Exhibit 99.3

The following sets forth the risk factors discussion of related to the proposed combination of Aon plc (“Aon”) and Willis Towers Watson Public Limited Company (“WTW”), as well as the combined business following the combination, as described under “Risk Factors” in the preliminary joint proxy statement of Aon and WTW filed with the Securities and Exchange Commission on May 11, 2020. Capitalized terms not otherwise defined herein have the meanings given to them in such preliminary joint proxy statement.

Risks Relating to the Transaction

Because the market price of Aon Shares will fluctuate, WTW shareholders cannot be sure of the market price of the Aon Shares they will receive.

At the effective time, WTW shareholders will be entitled to receive 1.08 Aon Shares in exchange for each WTW Share held by such WTW shareholders (as well as cash in lieu of any fractional shares). The number of Aon Shares that WTW shareholders will be entitled to receive will not be adjusted in the event of any increase or decrease in the share price of either the Aon Shares or the WTW Shares at any time prior to the closing of the transaction, including between the time WTW shareholders vote to approve the scheme and the closing.

The market value of the Aon Shares that WTW shareholders will be entitled to receive at the closing of the transaction could vary significantly from the market value of the Aon Shares on the date of this joint proxy statement or the date on which WTW shareholders vote to approve the scheme. Because the exchange ratio will not be adjusted to reflect any changes in the market value of the Aon Shares or the WTW Shares, such market price fluctuations may affect the value that WTW shareholders will be entitled to receive upon the closing of the transaction. Share price changes may result from a variety of factors, including changes in the business, operations or prospects of Aon or WTW, market assessments of the likelihood that the transaction will be completed, the timing of the transaction, regulatory considerations, general market and economic conditions and other factors, including the effect of COVID-19 on the global economy or stock market. Such factors are difficult to predict and in many cases may be beyond the control of Aon or WTW. Consequently, at the time WTW shareholders must decide whether to approve the transaction and related proposals, they will not know the actual market value of the consideration they will receive for each of their WTW Shares at the closing.

The actual value of the consideration received by WTW shareholders at the closing will depend on the market value of the Aon Shares at that time. This market value may differ, possibly materially, from the market value of Aon Shares at the time the Business Combination Agreement was entered into or at any other time. WTW shareholders should obtain and consider current stock quotations for Aon Shares, which are traded on the NYSE under the ticker symbol, “AON,” and WTW Shares, which are traded on NASDAQ under the ticker symbol “WLTW,” before voting their WTW Shares. For additional information about the scheme consideration, see the section entitled “The Transaction—Scheme Consideration to WTW Shareholders” beginning on page [●] of this joint proxy statement.

The market price of Aon Shares will continue to fluctuate after the transaction closes.

Upon the closing of the transaction, holders of WTW Shares will become holders of Aon Shares. The market price of Aon Shares may fluctuate significantly following the closing of the transaction and holders of WTW Shares could lose some or all of the value of the Aon Shares they will receive. In addition, any significant price or volume fluctuations in the stock market generally could have a material adverse effect on the market for, or liquidity of, the Aon Shares, regardless of Aon’s actual operating performance.

The market price of Aon Shares may be affected by factors different from those that historically have affected shares of WTW Shares.

Upon the closing of the transaction, holders of WTW Shares will become holders of Aon Shares. The business of Aon differs from, and is complementary to, that of WTW, and, accordingly, the financial position or results of operations or cash flows of Aon following the transaction, as well as the market price of Aon Shares, may be affected by factors different from those currently affecting the financial position or results of operations or cash flows of WTW. Following the closing of the transaction, WTW will be part of a larger company with other lines of business and a broader geographic footprint, so decisions that affect WTW may be made in respect of the larger combined business as a whole rather than the WTW business individually.

The transaction is subject to customary closing conditions, including conditions related to required shareholder approvals and required regulatory approvals, and may not be completed on a timely basis, or at all, or may be completed on a basis that has a material impact on the value of the combined company.

The closing of the transaction is subject to a number of customary conditions, and there can be no assurance that the conditions to the closing of the transaction will be satisfied or waived (to the extent applicable). The failure to satisfy the required conditions could delay the closing of the transaction for a significant period of time or prevent the closing of the transaction from occurring at all. These closing conditions include, among others, the receipt of required approvals of Aon shareholders and WTW shareholders and the approval of the scheme by the Irish High Court. These closing conditions also include certain antitrust related clearances, including under the HSR Act, the EC Merger Regulation and the antitrust laws of the other required antitrust jurisdictions. These closing conditions also include certain other regulatory clearances, which are described in more detail in the section entitled “The Transaction—Other Required Regulatory Clearances” beginning on page [●] of this joint proxy statement.

The governmental agencies from which the parties will seek certain approvals related to these conditions have broad discretion in administering the applicable governing regulations. As a condition to their approval of the transaction, agencies may impose requirements, limitations or costs or require divestitures or place restrictions on the conduct of the combined company’s business after the closing of the transaction. Such requirements, limitations, costs or restrictions could delay or prevent the closing of the transaction or have a material adverse effect on the combined company’s business and results of operations following the closing of the transaction.

In addition, the closing conditions include other legal and regulatory conditions, such as (i) the sanction by the Irish High Court of the scheme and the delivery of the court order to the Irish Registrar of Companies, (ii) the approval by the NYSE of the listing of all of the Aon Shares to be issued in connection with the scheme and (iii) the absence of any law or order that restrains, enjoins, makes illegal or otherwise prohibits the closing of the transaction.

The transaction is also subject to other customary closing conditions, including: (i) the Business Combination Agreement not having been terminated in accordance with its terms; (ii) the accuracy of each party’s representations and warranties made in the Business Combination Agreement, subject to specified materiality standards; (iii) the absence of a material adverse effect with respect to each party since March 9, 2020; and (iv) the performance and compliance by each party of all of its obligations and compliance with all of its covenants under the Business Combination Agreement in all material respects. For a more complete summary of the conditions that must be satisfied or waived prior to the closing of the transaction, see the section entitled “The Business Combination Agreement—Conditions to the Closing of the Transaction” beginning on page [●] of this joint proxy statement. There can be no assurance that the conditions to the closing of the transaction will be satisfied or waived or that the transaction will be completed within the expected time frame, or at all.

In addition, if the transaction is not completed by March 9, 2021 (or June 9, 2021 or September 9, 2021, if extended under the terms of the Business Combination Agreement, if applicable, or such earlier date as may be specified by the Irish Takeover Panel), either Aon or WTW may choose not to proceed with the transaction. The parties can mutually decide to terminate the Business Combination Agreement at any time, before or after the receipt of Aon or WTW shareholder approval. See the section entitled “The Business Combination Agreement—Termination” beginning on page [●] of this joint proxy statement for more detail on these and other circumstances in which Aon and WTW may elect to terminate the Business Combination Agreement.

The Business Combination Agreement contains provisions that limit WTW’s and Aon’s ability to pursue alternatives to the transaction and, in specified circumstances, could require WTW to reimburse certain of Aon’s expenses or Aon to reimburse certain of WTW’s expenses.

Under the Business Combination Agreement, Aon and WTW are each subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, engage in discussion or negotiations with respect to such proposals or provide information in connection with such proposals, subject to customary exceptions. Neither Aon nor WTW may terminate the Business Combination Agreement in order to enter into an agreement providing for a superior proposal. While either the Aon Board or the WTW Board, as applicable, may change its recommendation in respect of supporting the transaction as a result of unsolicited proposals received from third parties, subject to compliance with the terms of the Business Combination Agreement, no such change in recommendation will relieve Aon or WTW, as applicable, from its obligation to submit to its shareholders the proposals set forth in this joint proxy statement at the applicable special meetings. In addition, if such a change in recommendation is made at certain times, then the other party has a right to terminate the Business Combination Agreement and, under certain circumstances, the party whose board of directors effected the change in recommendation may have an obligation to reimburse certain of the other party’s transaction expenses in accordance with the terms of the Expenses Reimbursement Agreement. See the section entitled “The Business Combination Agreement—Covenants and Agreements—No Solicitation by Aon or WTW” beginning on page [●] of this joint proxy statement. These provisions could discourage a third party that may have an interest in acquiring all or a significant part of Aon or WTW from considering or proposing that acquisition, even if such third party were prepared to pay consideration with a higher value than the value of the scheme consideration.

Failure to close the transaction could negatively impact the share price and the future business and financial results of Aon and/or WTW.

If the transaction is not completed for any reason, including the failure of Aon shareholders or WTW shareholders to approve the required proposals at their respective special meetings, the ongoing business of Aon and/or WTW may be adversely affected and, without realizing any of the potential benefits of having closed the transaction, Aon and/or WTW will be subject to a number of risks, including the following:

•	Aon and/or WTW will be required to pay certain costs and expenses relating to the transaction;

•	if the Business Combination Agreement is terminated under specified circumstances, WTW may be obligated to reimburse certain transaction expenses of Aon;

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if the Business Combination Agreement is terminated under specified circumstances, Aon may be obligated to reimburse certain transaction expenses of WTW or, if terminated under other circumstances related to a failure to obtain the required antitrust clearances, pay to WTW a termination fee equal to $1,000,000,000;

•	Aon and WTW may experience negative reactions from the financial markets, including negative impacts on the market price of Aon Shares and WTW Shares;

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the manner in which clients, vendors, business partners and other third parties perceive Aon and WTW may be negatively impacted, which in turn could affect Aon’s and WTW’s ability to compete for new business or to obtain renewals in the marketplace;

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matters relating to the transaction (including integration planning) may require substantial commitments of time and resources by Aon and WTW management, which could otherwise have been devoted to other opportunities that may have been beneficial to Aon or WTW, as the case may be;

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the Business Combination Agreement restricts Aon and WTW, without the other party’s consent and subject to certain exceptions, from making certain acquisitions and taking other specified actions until the transaction occurs or the Business Combination Agreement terminates. These restrictions may prevent each of Aon and WTW from pursuing otherwise attractive business opportunities and making other changes to its business that may arise prior to the closing of the transaction or the termination of the Business Combination Agreement; and

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Aon and/or WTW could be subject to litigation related to any failure to close the transaction or related to any enforcement proceeding commenced against Aon and/or WTW to perform their respective obligations under the Business Combination Agreement.

If the transaction does not close, these risks may materialize and may adversely affect Aon’s and/or WTW’s business, financial results and share price.

Certain Aon and WTW directors and executive officers may have interests in the transaction that are in addition to, or different from, the interests they might have as Aon shareholders or WTW shareholders, respectively.

In considering the recommendation of the Aon and WTW boards of directors with respect to the Business Combination Agreement, you should be aware that certain Aon and WTW directors and executive officers may have interests in the transaction that are in addition to, or different from, the interests they might have as Aon shareholders generally or WTW shareholders generally, respectively. These interests include, for WTW directors and officers, among others, the vesting of equity awards held by WTW non-employee directors at the effective time and for executive officers, the vesting of equity awards and payment of severance benefits upon certain qualifying terminations of employment during a specified period following a change in control of WTW, and any compensation received, following the closing of the transaction, by any WTW directors or executive officers that continue their board membership or their employment with Aon following the closing. As of the date of this joint proxy statement, there have been no discussions between Aon and WTW regarding any such compensation. These interests, among others, may have an influence on the decision of Aon’s and WTW’s directors and executive officers with respect to the scheme, the transaction and the Business Combination Agreement. For more information, including the assumptions used to estimate the value of such interests, please see the sections entitled “The Transaction—Interests of WTW Directors and Executive Officers in the Transaction” and “The Transaction—Interests of Aon Directors and Executive Officers in the Transaction” beginning on pages [●] and [●] of this joint proxy statement, respectively. You should consider these interests in connection with your vote.

In addition, Aon has agreed to appoint four members of the WTW Board to the Aon Board upon the closing of the transaction (including John Haley, the Chief Executive Officer of WTW, who will become the Executive Chairman of Aon, with a focus on growth and innovation), and certain current and former directors and officers of WTW will be entitled to ongoing indemnification and insurance coverage as described in the section entitled “The Business Combination Agreement—Covenants and Agreements—Directors’ and Officers’ Indemnification and Insurance” beginning on page [●] of this joint proxy statement.

The Aon Board and the WTW Board was each aware of the interests applicable to its directors and executive officers when it determined that the transaction was fair to, and in the best interests of, its company and shareholders.

The opinions of Aon’s and WTW’s respective financial advisors will not reflect changes in circumstances between the signing of the Business Combination Agreement and the closing of the transaction.

The opinions rendered for the benefit of the Aon Board by Credit Suisse and for the benefit of the WTW Board by Goldman Sachs were provided as of their respective dates of delivery to the Aon Board and the WTW Board, respectively. The opinions were based on the financial, economic, market and other conditions as in effect on, and the information made available to Credit Suisse and Goldman Sachs as of, the dates of their respective opinions and do not reflect events occurring after the date of such opinions. Neither the Aon Board nor the WTW Board has obtained an updated opinion as of the date of this joint proxy statement from Credit Suisse or Goldman Sachs, and neither the Aon Board nor the WTW Board expects to obtain an updated opinion prior to the closing of the transaction.

Changes in the operations and prospects of Aon and/or WTW, general market and economic conditions and other factors that may be beyond the control of Aon or WTW, and on which such opinions were based, may have altered the value of Aon and/or WTW or the prices of the Aon Shares and/or the WTW Shares since the date of such opinions, or may alter such values and prices by the time the transaction is completed and, therefore, the opinions do not address the fairness of the scheme consideration from a financial point of view at the time of the special meetings or at the effective time of the transaction. The opinions do not speak as of any date other than the respective dates thereof. The Aon Board’s recommendation that Aon shareholders vote “FOR” all of the proposals being presented at the Aon EGM and the WTW Board’s recommendation that WTW shareholders vote “FOR” all of the proposals being presented at the WTW Court Meeting and the WTW EGM, however, are each made as of the date of this joint proxy statement. For a description of the opinion that Credit Suisse rendered to the Aon Board, see the section entitled “The Transaction—Opinion of Credit Suisse” beginning on page [●] of this joint proxy statement. For a description of the opinion that Goldman Sachs rendered to the WTW Board, see the section entitled “The Transaction—Opinion of Goldman Sachs” beginning on page [●] of this joint proxy statement.

The financial projections are based on various assumptions that may not be realized.

The financial projections set forth in the projections included under the sections entitled “The Transaction—Aon Forward-Looking Financial Information” and “The Transaction—WTW Forward-Looking Financial Information” beginning on pages [●] and [●] of this joint proxy statement, respectively, were based on assumptions of, and information available to, Aon management and WTW management, respectively, when prepared, and those estimates and assumptions are subject to uncertainties, many of which are beyond Aon’s and/or WTW’s control and may not be realized. Many factors mentioned in this joint proxy statement, including the risks outlined in this “Risk Factors” section and the events or circumstances described under the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page [●] of this joint proxy statement, will be important in determining the combined company’s future results. As a result of these contingencies, actual future results may vary materially from the estimates. In view of these uncertainties, the inclusion of financial estimates in this joint proxy statement is not and should not be viewed as a representation that the forecasted results will necessarily reflect actual future results. None of Aon, WTW or their respective affiliates, advisors, officers, directors, partners or representatives can give you any assurance that actual results will not differ materially from the financial projections, and none of them undertake any obligation to update or otherwise revise or reconcile the projections to reflect circumstances existing after the date the projections were generated or to reflect the occurrence of future events, including the impact of Aon, WTW or the combined company of COVID-19.

The financial estimates set forth in the forecasts included under the sections entitled “The Transaction—Aon Forward-Looking Financial Information” and “The Transaction—WTW Forward-Looking Financial Information” beginning on pages [●] and [●] of this joint proxy statement, respectively, were not prepared with a view toward public disclosure or compliance with published guidelines of any regulatory or professional body. Further, any forward-looking statement speaks only as of the date on which it is made and does not take into consideration the impact of events and circumstances occurring after such date, including the impact of COVID-19. Neither Aon nor WTW undertakes any obligation, other than as required by applicable law, to update the financial estimates herein to reflect events or circumstances after the date those financial estimates were prepared or to reflect the occurrence of anticipated or unanticipated events or circumstances. None of Aon’s, WTW’s or any other independent accountants have compiled, examined or performed any procedures with respect to such information, nor have any independent accountants expressed any opinion or any other form of assurance on such information or achievability thereof, and, accordingly, such independent accountants assume no responsibility for, and disclaim any association with, such forward-looking financial information. The audit reports of such independent accountants included or incorporated by reference herein, as applicable, relate exclusively to the historical financial information of the entities named in those reports and do not cover any other information in this joint proxy statement and should not be read to do so. See the sections entitled “The Transaction—Aon Forward-Looking Financial Information” and “The Transaction—WTW Forward-Looking Financial Information” beginning on pages [●] and [●] of this joint proxy statement, respectively, for more information.

Current Aon shareholders and current WTW shareholders will have a reduced ownership and voting interest after the transaction and will exercise less influence over management.

Aon will issue new Aon Shares to WTW shareholders in the transaction. Immediately following the closing of the transaction, current Aon shareholders and current WTW shareholders are expected to hold approximately [●]% and [●]%, respectively, of the outstanding Aon Shares immediately following the closing based on the number of Aon Shares and WTW Shares outstanding as of May 5, 2020. Following the closing of the transaction, the Aon Shares held by current Aon shareholders and current WTW shareholders will represent a percentage ownership of the combined company that is smaller than such shareholders’ percentage ownership of Aon and WTW, respectively, before the transaction. As a result of this reduced ownership percentage, current Aon shareholders and current WTW shareholders will have less influence on the management and policies of the combined company than they have as to Aon and WTW prior to the transaction.

In particular, even if all former WTW shareholders voted together on all matters presented to Aon shareholders from time to time following the closing of the transaction, the former WTW shareholders would exercise significantly less influence over Aon after the closing of the transaction relative to their influence over WTW prior to the closing of the transaction, and thus would have a less significant impact on the election of the Aon Board and on the approval or rejection of future Aon proposals submitted to a shareholder vote.

The Aon Shares received by WTW shareholders as a result of the transaction will have different rights from WTW Shares.

Upon the closing of the transaction, WTW shareholders will no longer be shareholders of WTW, and WTW shareholders will become shareholders of Aon. See the section entitled “Comparison of Shareholders’ Rights” beginning on page [●] of this joint proxy statement for a discussion of the rights associated with Aon Shares and WTW Shares.

While the transaction is pending, Aon and WTW will be subject to business uncertainties related to their relationships with employees, clients and suppliers, which could adversely affect Aon’s and/or WTW’s business and operations. These uncertainties could also adversely affect the combined company following the transaction.

Uncertainty about the effect of the transaction on employees, clients and suppliers may have an adverse effect on Aon and WTW and, consequently, on the combined company. These uncertainties may impair Aon’s and WTW’s ability to attract, retain and motivate key personnel until the closing of the transaction and for a period of time thereafter, and could cause clients, suppliers and others who deal with Aon and WTW to seek to delay or defer business decisions, to change or terminate existing business relationships with Aon and WTW, or for potential clients to choose other partners instead of Aon or WTW or to take other actions as a result of the transaction that could negatively impact the combined company’s and/or Aon’s or WTW’s respective revenues, earnings and cash flows, as well as the market price of their respective securities. Employee retention may be particularly challenging during the pendency of the transaction because employees may experience uncertainty about their future roles with the combined company. If, despite Aon’s and WTW’s retention efforts, key employees depart because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with the combined company, the combined company’s business could be harmed and its ability to realize the anticipated benefits of the transaction could be adversely affected.

While the transaction is pending, Aon and WTW will be subject to contractual restrictions, which could adversely affect their respective business and operations.

Under the terms of the Business Combination Agreement, Aon and WTW are subject to certain restrictions on the conduct of their respective businesses prior to the closing of the transaction, which may adversely affect the ability of Aon and/or WTW to execute certain of their respective business and operational strategies, including the ability in certain cases to enter into contracts or incur capital expenditures to grow their respective businesses. Such limitations could negatively affect Aon’s and/or WTW’s businesses and operations prior to the closing of the transaction. The adverse effect of the pendency of the transaction could be exacerbated by any delays in completion of the transaction or by the termination of the Business Combination Agreement. Furthermore, the process of planning to integrate two businesses and organizations for the post-transaction period can divert management attention and resources and could ultimately have an adverse effect on Aon and/or WTW.

There can be no assurance that the transaction will not result in a downgrade, suspension or withdrawal of any credit rating assigned by a credit ratings agency to the securities of Aon, WTW and/or the combined company, which may result in an adverse effect on such entity’s business, financial condition, operating results and securities prices.

Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing credit ratings agency in its sole discretion. Credit ratings agencies continually review their ratings for the companies that they follow, including Aon, WTW and, following the completion of the transaction, the combined company. Credit ratings agencies may also change their ratings for the securities of the companies that they follow based on their overall view of the relevant industry. A downgrade, suspension or withdrawal, or the announcement of a possible downgrade, suspension or withdrawal, of the credit ratings assigned to the securities of Aon, WTW and/or the combined company, or any anticipated change in such credit ratings, could adversely affect such entity’s business, financial condition, operating results and securities prices.

In addition, credit ratings agencies that currently or may in the future publish ratings for the securities of Aon, WTW and/or the combined company may, from time to time, change the methodologies that they use for analyzing such securities. If such credit ratings agencies were to change their practices and/or methodologies, and such change led to a downgrade, suspension or withdrawal of the credit ratings assigned to such securities, the business, financial condition, operating results and securities prices of the affected entity could be adversely affected.

The effective tax rate that will apply to the combined company is uncertain and may vary from expectations.

There can be no assurance that completion of the scheme will allow the combined company to maintain any particular worldwide effective corporate tax rate. No assurances can be given as to what the combined company’s effective tax rate will be after completion of the scheme because of, among other things, uncertainty regarding the jurisdictions in which the combined company will derive income and the amounts derived thereof and uncertainty regarding the tax policies of the jurisdictions in which it operates. The combined company’s actual effective tax rate may vary from expectations and that variance may be material. Additionally, tax laws or their implementation and applicable tax authority practices could change in the future.

The combined company and its subsidiaries will be subject to tax laws of numerous jurisdictions, and the interpretation of those laws is subject to challenge by the relevant governmental authorities.

The combined company will be subject to tax laws and regulations in the United States, Ireland and the numerous other jurisdictions in which the combined company and its subsidiaries will operate. These laws and regulations are inherently complex, and the combined company and its subsidiaries will be obligated to make judgments and interpretations about the application of these laws and regulations to the combined company and its subsidiaries and their operations and businesses. The interpretation and application of these laws and regulations could be challenged by the relevant governmental authorities, which could result in administrative or judicial procedures, actions or sanctions, which could be material.

The IRS may disagree that the transaction is treated as a reorganization.

The transaction is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, referred to as a “Reorganization.” Provided that the transaction so qualifies, a holder of WTW Shares generally will not recognize any gain or loss for U.S. federal income tax purposes on the exchange of such shares for Aon Shares in the transaction, except with respect to any cash received in lieu of fractional Aon Shares. No rulings are intended to be sought from the U.S. Internal Revenue Service, referred to as the “IRS,” with respect to the transaction and there can be no assurance that the IRS or a court will not take a contrary position regarding the tax consequences described herein. If the IRS successfully challenges the treatment of the transaction as a Reorganization, all holders of WTW Shares would recognize any taxable gain or loss for U.S. federal income tax purposes realized upon the exchange of WTW Shares for Aon Shares.

For a further discussion, see the section entitled “Material Tax Consequences of the Transaction—Material U.S. Federal Income Tax Considerations” beginning on page [●] of this joint proxy statement.

Legal proceedings that may be filed in connection with the transaction, the outcomes of which are uncertain, could delay or prevent the closing of the transaction.

The outcome of any future lawsuit that may be filed challenging the transaction is uncertain. One of the conditions to the closing of the transaction is that no governmental entity has issued or entered any order having the effect of prohibiting consummation of the transaction. Accordingly, if any future lawsuit is successful in obtaining an order enjoining consummation of the transaction, then such order may prevent the transaction from being consummated, or from being consummated within the expected time frame, and could result in substantial costs to Aon and WTW, including, but not limited to, costs associated with the indemnification of their respective directors and officers. Any injunction or delay in the transaction being completed could adversely affect Aon’s and WTW’s business, operations and financial condition.

Risks Relating to the Combined Company Following the Transaction

If completed, the transaction may not achieve its intended results.

Aon and WTW entered into the Business Combination Agreement with the expectation that the transaction would result in various benefits, including, among other things, synergies at the combined company, a comprehensive and more innovative product portfolio, diversified growth profile and broad geographic reach. Achieving the anticipated benefits of the transaction is subject to a number of uncertainties, including whether the businesses of Aon and WTW can be integrated in an efficient and effective manner. Failure to achieve, a delay in achieving, or an increase in the costs to achieve, these anticipated benefits, in whole or in part, could result in increased costs or decreases in expected revenues and could adversely affect the combined company’s future business, financial condition, operating results and cash flows. Additionally, if any governmental agencies, in connection with the transaction, require divestitures or place restrictions on the conduct of the combined company’s business after the closing of the transaction, such requirements or restrictions could reduce the anticipated benefits of the transaction.

Aon and WTW may be unable to successfully integrate their operations. Failure to successfully integrate the businesses of Aon and WTW in the expected timeframe may adversely affect the future results of the combined company.

The ability of Aon and WTW to realize the anticipated benefits of the transaction will depend, to a large extent, on the ability to integrate Aon’s and WTW’s business. The combination of two independent businesses is a complex, costly and time-consuming process. As a result, significant management attention and resources will be devoted to integrating the business practices and operations of Aon and WTW. The integration process may disrupt the businesses and, if implemented ineffectively, would preclude realization of the full expected benefits. A failure to meet the challenges involved in integrating the two businesses and to realize the anticipated benefits of the transaction could adversely affect the combined company’s results of operations.

In addition, the overall integration of the businesses may result in material unanticipated problems, expenses, liabilities, competitive responses, loss of client relationships and diversion of management’s attention. The difficulties of combining the operations of the companies include, among others: the diversion of management attention to integration matters; difficulties in achieving anticipated cost savings, synergies, business opportunities and growth prospects from combining the businesses; difficulties in the integration of operations and systems; unanticipated costs, delays and other hardships to integration efforts, including any such costs, delays or hardships, caused by pandemic, epidemic or outbreak of an infectious disease, including COVID-19 and the resulting travel and operations restrictions; difficulties in the assimilation of employees and culture; difficulties in managing the expanded operations of a larger and more complex company; challenges in retaining existing clients and obtaining new clients; and challenges in attracting and retaining key personnel.

Many of these factors will be outside of Aon’s and WTW’s control and any one of them could result in increased costs, decreases in expected revenues and diversion of management’s time and attention, which could materially impact the business, financial condition and results of operations of the combined company. In addition, even if the operations of the businesses of Aon and WTW are integrated successfully, the full benefits of the transaction, including the synergies, cost savings or sales or growth opportunities that are expected, may not be realized within the anticipated time frame or at all. Further, additional unanticipated costs may be incurred in the integration of the businesses of Aon and WTW. All of these factors could decrease or delay the expected accretive effect of the transaction and negatively impact the combined company’s results of operations.

A pandemic, epidemic or outbreak of an infectious disease, including COVID-19, may materially and adversely affect the businesses, results of operations and financial results of Aon, WTW and/or the combined company.

The recent outbreak of COVID-19 in December 2019 has spread throughout the world, including the United States and Europe. The spread of COVID-19 has already affected the global economy and may adversely affect the operations and financial results of Aon, WTW and/or the combined company (including their respective ability to manage liquidity) by, among other things, causing a period of business disruptions or shutdowns. Neither Aon nor WTW can currently predict the scope and severity of any potential business disruptions or shutdowns, but if Aon, WTW, the combined company and/or any of the third parties with whom Aon, WTW or the combined company engages were to experience business disruptions or shutdowns, the ability of Aon, WTW and/or the combined company to conduct business in the manner and on the timelines presently planned could be materially and negatively impacted, which could have a material adverse effect on the integration of the businesses and the results of operations and financial condition of Aon, WTW and/or the combined company.

Aon and WTW have incurred and will incur substantial transaction fees and costs in connection with the transaction.

Aon and WTW have incurred and expect to incur a number of non-recurring substantial transaction-related costs associated with the closing of the transaction, combining the operations of the two organizations and achieving desired synergies. These fees and costs will be substantial, and a portion of them will be incurred regardless of whether the transaction closes. Non-recurring transaction costs include, but are not limited to, fees paid to legal, financial and accounting advisors, retention, severance, change in control and other integration-related costs, filing fees and printing costs. Additional unanticipated costs may be incurred in connection with the closing and the integration of the businesses of Aon and WTW. There can be no assurance that the elimination of certain duplicative costs, as well as the realization of other efficiencies related to the integration of the two businesses, will offset the incremental transaction-related costs over time. Thus, any net benefit may not be achieved in the near term, the long term or at all, and these costs could adversely affect the financial conditions and results of operation of Aon and WTW prior to the closing and of the combined company following the closing.

The pro forma financial statements included in this joint proxy statement are based on various assumptions that may not prove to be correct, and they are presented for illustrative purposes only and may not be an indication of the combined company’s financial condition or results of operations following the transaction.

The pro forma financial statements contained in this joint proxy statement are based on various adjustments, assumptions and preliminary estimates and may not be an indication of the combined company’s financial condition or results of operations following the transaction for several reasons. See the section entitled “Selected Unaudited Pro Forma Financial Data” beginning on page [●] of this joint proxy statement. The actual financial condition and results of operations of the combined company following the transaction may not be consistent with, or evident from, these pro forma financial statements. In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the combined company’s financial condition or results of operations following the transaction.

Following the transaction, the combined company will have a substantial amount of debt, which could adversely affect its business, financial condition or results of operations and prevent it from fulfilling its debt-related obligations.

Following the transaction, the combined company will have a substantial amount of debt. The combined company’s substantial debt could adversely affect it in a number of ways, including, but not limited to, making it more difficult for the combined company to satisfy its obligations with respect to its debt or to its trade or other creditors, leading a credit ratings agency to downgrade its credit ratings assigned to the combined company, requiring a substantial portion of the combined company’s cash flows from operations and the proceeds of any capital markets offerings or loan borrowings for the payment of interest on the combined company’s debt, increasing the combined company’s vulnerability to changing economic, regulatory and industry conditions, limiting the combined company’s flexibility in planning for or reacting to changes in its business and the industry, limiting the combined company’s ability to pay dividends to its shareholders and limiting the combined company’s ability to borrow additional funds. If the combined company cannot service its indebtedness, it may have to take actions such as selling assets, seeking additional debt or equity or reducing or delaying capital expenditures, strategic acquisitions, investments and alliances.

Certain Aon and WTW agreements may contain change of control provisions that may be triggered by the transaction and, if not waived, could cause the combined company to lose the benefit of such agreements and incur liabilities and/or replacement costs, which could have an adverse effect on the combined company.

Aon and WTW are each party to, or may become party to after the date hereof, various agreements with third parties, including, among other agreements, certain license agreements, collaboration agreements, business development-related agreements, production and distribution related agreements, financing facilities, hedging arrangements, contracts for the performance of services material to the operations of Aon, WTW and/or their affiliates, and employment agreements that may contain change of control provisions that may be triggered upon the closing of the transaction. In the event that there is such a contract or arrangement requiring a consent or waiver in relation to the transaction, for which such consent or waiver is not obtained, the combined company could lose the benefit of the underlying agreement and incur liabilities or replacement costs, which could have an adverse effect on the operations of the combined company. In addition, the counterparties to such contracts may seek consideration for granting such consents or waivers or may seek to renegotiate the contracts on terms less favorable to Aon, or WTW, as applicable, which could have an adverse effect on the operations of the combined company.

The transaction may not be accretive and may cause dilution to Aon’s earnings per share, which may negatively affect the market price of Aon Shares.

As described and based on the assumptions in the section of this joint proxy statement entitled “The Transaction—Scheme Consideration to WTW Shareholders” beginning on page [●] of this joint proxy statement, based on the number of WTW Shares and WTW equity awards outstanding as of [●], 2020, Aon expects to issue approximately [●] Aon Shares in connection with completion of the transaction (including shares underlying WTW equity awards expected to be outstanding at the effective time, which will be converted into awards with respect to Aon Shares). The issuance of these new Aon Shares could have the effect of depressing the market price of Aon Shares.

In addition, Aon could also encounter additional transaction-related and/or integration-related costs or other factors such as the failure to realize all or a portion of the benefits anticipated in the transaction on a timely basis or at all. All of these factors could cause dilution to Aon’s earnings per share or decrease or delay the expected accretive effect of the transaction and cause a decrease in the market price of Aon Shares.

The market price of Aon Shares may decline in the future as a result of the sale of Aon Shares held by former WTW shareholders or current Aon shareholders.

Based on the number of WTW Shares and WTW equity awards outstanding as of May 5, 2020, Aon expects to issue approximately [●] million Aon Shares to WTW shareholders in the transaction (including shares underlying WTW equity awards expected to be outstanding at the effective time, which will be converted into awards with respect to Aon Shares). Following their receipt of Aon Shares as scheme consideration, former WTW shareholders may seek to sell the Aon Shares delivered to them. Other Aon shareholders may also seek to sell Aon Shares held by them following, or in anticipation of, completion of the transaction. These sales (or the perception that these sales may occur), coupled with the increase in the outstanding number of Aon Shares, may affect the market for, and the market price of, Aon Shares in an adverse manner.